Financial Instruments	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Financial Instruments
5.	Financial Instruments

5.1.	Capital Risk Management

The Company manages its capital to ensure that it will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of the debt and equity balance.

The capital structure of the Company consists of debt (Note 17) and equity attributable to common shareholders, comprising of issued capital (Note 18), accumulated reserves (Note 19) and retained earnings.

The Company is not subject to any externally imposed capital requirements with the exception of complying with the minimum tangible net worth covenant under the credit agreement governing bank debt (Note 17).

The Company is in compliance with the debt covenants at December 31, 2018, as described in Note 17.1.

5.2.	Categories of Financial Assets and Liabilities

Other receivables are non-interest bearing and are stated at amortized cost, which approximate fair values due to the short terms to maturity. Where necessary, other receivables are reported net of allowances for uncollectable amounts. All other financial assets are reported at fair value. Fair value adjustments on financial assets are reflected as a component of net earnings with the exception of fair value adjustments associated with the Company’s long-term investments in common shares held. As these long-term investments are held for strategic purposes and not for trading, the Company has made a one time, irrevocable election to reflect the fair value adjustments associated with these investments as a component of OCI. Financial liabilities are reported at amortized cost using the effective interest method. The following table summarizes the classification of the Company’s financial assets and liabilities:

	Note	December 31	December 31
(in thousands)		2018	2017

Financial assets

Financial assets mandatorily measured at FVTNE

Cash and cash equivalents		$75,767	$98,521

Trade receivables from provisional concentrate sales, net of fair value adjustment	6, 9	1,332	1,398

Long-term investments - warrants held	16	-	124

Convertible note receivable	15	12,899	15,777

Investments in equity instruments designated as at FVTOCI

Long-term investments - common shares held	16	164,753	95,608

Financial assets measured at amortized cost

Other accounts receivable	9	1,064	1,796

Total financial assets		$255,815	$213,224

Financial liabilities

Financial liabilities at amortized cost

Accounts payable and accrued liabilities		19,883	12,118

Bank debt	17	1,264,000	770,000

Total financial liabilities		$1,283,883	$782,118

5.3.	Credit Risk

Credit risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Company by failing to discharge its obligations. To mitigate exposure to credit risk on financial assets, the Company has established policies to limit the concentration of credit risk, to ensure counterparties demonstrate minimum acceptable credit worthiness and to ensure liquidity of available funds.

The Company closely monitors its financial assets and does not have any significant concentration of credit risk. The Company invests surplus cash in short-term, high credit quality, money market instruments. In addition, counterparties used to sell precious metals are all large, international organizations with strong credit ratings and the balance of trade receivables owed to the Company in the ordinary course of business is not significant. Therefore, credit risk associated with trade receivables at December 31, 2018 is considered to be negligible.

The Company’s maximum exposure to credit risk related to its financial assets is as follows:

		December 31	December 31
(in thousands)	Note	2018	2017

Cash and cash equivalents		$75,767	$98,521

Trade receivables from provisional concentrate sales, net of fair value adjustment	9	1,332	1,398

Other accounts receivables	9	1,064	1,796

Convertible note receivable	15	12,899	15,777

Maximum exposure to credit risk related to financial assets		$91,062	$117,492

5.4.	Liquidity Risk

The Company has in place a rigorous planning and budgeting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis and its expansionary plans. The Company ensures that there are sufficient committed loan facilities to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents. As at December 31, 2018, the Company had cash and cash equivalents of $76 million (December 31, 2017 - $99 million) and working capital of $51 million (December 31, 2017 - $91 million).

The Company holds equity investments of several companies (Note 16) with a combined market value at December 31, 2018 of $165 million (December 31, 2017 - $96 million). The daily exchange traded volume of these shares, including the shares underlying the warrants, is not sufficient for the Company to liquidate its position in a short period of time without potentially affecting the market value of the shares. These shares and warrants are held for strategic purposes and are considered long-term investments and therefore, as part of the Company’s planning, budgeting and liquidity analysis process, these investments are not relied upon to provide operational liquidity.

The following table summarizes the timing associated with the Company’s remaining contractual payments relating to its financial liabilities. The table reflects the undiscounted cash flows of financial liabilities based on the earliest date on which the Company can be required to pay (assuming that the Company is in compliance with all of its obligations). The table includes both interest and principal cash flows. To the extent that applicable interest rates are floating in nature, the interest charges are estimated based on market-based forward interest rate curves at the end of the reporting period.

As at December 31, 2018

(in thousands)	2019	2020	2021	2022	2023	Total

Non-derivative financial liabilities

Bank debt ¹	$-	$-	$-	$-	$1,264,000	$1,264,000

Interest on bank debt ²	53,845	50,021	46,564	45,584	46,541	242,555

Accounts payable and accrued liabilities	19,883	-	-	-	-	19,883

Performance share units [3]	5,578	3,890	1,288	-	-	10,756

Total	$79,306	$53,911	$47,852	$45,584	$1,310,541	$1,537,194

1)

Assumes the principal balance outstanding at December 31, 2018 does not change until the debt maturity date. On February 27, 2019, the term of the revolving credit facility was extended by an additional year, with the facility now maturing on February 27, 2024.

2)

As the applicable interest rates are floating in nature, the interest charges are estimated based on market-based forward interest rate curves at the end of the reporting period combined with the assumption that the principal balance outstanding at December 31, 2018 does not change until the debt maturity date.

 3)    Assumes a weighted average performance factor of 141% (see Note 20.1).

5.5.	Currency Risk

The Company undertakes certain transactions denominated in Canadian dollars, including certain operating expenses and the acquisition of strategic long-term investments. As a result, the Company is exposed to fluctuations in the value of the Canadian dollar relative to the United States dollar. The carrying amounts of the Company’s Canadian dollar denominated monetary assets and monetary liabilities at the end of the reporting period are as follows:

	December 31	December 31
(in thousands)	2018	2017

Monetary assets

Cash and cash equivalents	$731	$453

Accounts receivable	637	71

Long-term investments - common shares held	161,421	90,003

Long-term investments - warrants held	-	124

Convertible note receivable	12,899	15,777

Other long-term assets	1,105	717

Total Canadian dollar denominated monetary assets	$176,793	$107,145

Monetary liabilities

Accounts payable and accrued liabilities	$16,128	$5,542

Current taxes payable	3,361	-

Performance share units	8,808	1,165

Total Canadian dollar denominated monetary liabilities	$28,297	$6,707

The following tables detail the Company’s sensitivity to a 10% increase or decrease in the Canadian dollar relative to the United States dollar, representing the sensitivity used when reporting foreign currency risk internally to key management personnel and represents management’s assessment of the reasonably possible change in exchange rates.

	As at December 31, 2018
	Change in Canadian Dollar

(in thousands)	10% Increase	10% Decrease

Increase (decrease) in net earnings	$(1,292)	$1,292

Increase (decrease) in other comprehensive income	16,142	(16,142)

Increase (decrease) in total comprehensive income	$14,850	$(14,850)

	As at December 31, 2017
	Change in Canadian Dollar

(in thousands)	10% Increase	10% Decrease

Increase (decrease) in net earnings	$1,043	$(1,043)

Increase (decrease) in other comprehensive income	9,000	(9,000)

Increase (decrease) in total comprehensive income	$10,043	$(10,043)

5.6.	Interest Rate Risk

The Company is exposed to interest rate risk on its outstanding borrowings and short-term investments. Presently, all of the Company’s outstanding borrowings are at floating interest rates. The Company monitors its exposure to interest rates and has not entered into any derivative contracts to manage this risk. During the year ended December 31, 2018, the weighted average effective interest rate paid by the Company on its outstanding borrowings was 3.57% (2017 – 2.57%).

During the years ended December 31, 2018 and December 31, 2017, a fluctuation in interest rates of 100 basis points (1 percent) would have impacted the amount of interest expensed by approximately $10 million.

5.7.	Other Price Risk

The Company is exposed to equity price risk as a result of holding long-term investments in common shares of various companies. The Company does not actively trade these investments.

If equity prices had been 10% higher or lower at the respective balance sheet date, other comprehensive income for the years ended December 31, 2018 and December 31, 2017 would have increased/decreased by approximately $16 million and $10 million, respectively, as a result of changes in the fair value of common shares held.

5.8.	Fair Value Estimation

The Company classifies its fair value measurements within a fair value hierarchy, which reflects the significance of the inputs used in making the measurements as defined in IFRS 13 – Fair Value Measurements (“IFRS 13”).

Level 1 - Unadjusted quoted prices at the measurement date for identical assets or liabilities in active markets.

Level 2 - Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3 - Unobservable inputs which are supported by little or no market activity.

The following table sets forth the Company’s financial assets and liabilities measured at fair value by level within the fair value hierarchy. As required by IFRS 13, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

		December 31, 2018

(in thousands)	Note	Total	Level 1	Level 2	Level 3

Cash and cash equivalents		$75,767	$75,767	$-	$-

Trade receivables from provisional concentrate sales, net of fair value adjustment	9	1,332	-	1,332	-

Long-term investments - common shares held	16	164,753	164,753	-	-

Long-term investments - warrants held	16	-	-	-	-

Convertible note receivable	15	12,899	-	-	12,899

		$254,751	$240,520	$1,332	$12,899

		December 31, 2017

(in thousands)		Total	Level 1	Level 2	Level 3

Cash and cash equivalents		$98,521	$98,521	$-	$-

Trade receivables from provisional concentrate sales, net of fair value adjustment	9	1,398	-	1,398	-

Long-term investments - common shares held	16	95,608	95,608	-	-

Long-term investments - warrants held	16	124	-	124	-

Convertible note receivable (Note 15)	15	15,777	-	-	15,777

		$211,428	$194,129	$1,522	$15,777

Other accounts receivables and accounts payables and accrued liabilities are non-interest bearing and are stated at carrying values, which approximate fair values due to the short terms to maturity. Where necessary, other receivables are reported net of allowances for uncollectable amounts.

The Company’s bank debt (Note 17.1) is reported at amortized cost using the effective interest method. The carrying value of the bank debt approximates its fair value.

5.8.1.	Valuation Techniques for Level 1 Assets

Cash and Cash Equivalents

The Company’s cash and cash equivalents are valued using quoted market prices in active markets and, as such, are classified within Level 1 of the fair value hierarchy.

Long-Term Investments in Common Shares Held

The Company’s long-term investments in common shares held are valued using quoted market prices in active markets and, as such, are classified within Level 1 of the fair value hierarchy. The fair value of the long-term investments in common shares held is calculated as the quoted market price of the common share multiplied by the quantity of shares held by the Company.

5.8.2.	Valuation Techniques for Level 2 Assets

Accounts Receivable Arising from Sales of Metal Concentrates

The Company’s trade receivables and accrued liabilities from provisional concentrate sales are valued based on forward prices of gold and silver to the expected date of final settlement (Note 6). As such, these receivables and/or liabilities are classified within Level 2 of the fair value hierarchy.

Long-Term Investments in Warrants Held

The fair value of the Company’s long-term investments in warrants held that are not traded in an active market are determined using a Black-Scholes model based on assumptions including risk free interest rate, expected dividend yield, expected volatility and expected warrant life which are supported by observable current market conditions and as such are classified within Level 2 of the fair value hierarchy. The use of reasonably possible alternative assumptions would not significantly affect the Company’s results.

5.8.3.	Valuation Techniques for Level 3 Assets

Convertible Note Receivable

The fair value of the Kutcho Convertible Note receivable (Note 15), which is not traded in an active market, is determined by discounting the stream of future interest and principal payments at the rate of interest prevailing at the balance sheet date for instruments of similar term and risk (the market interest rate), and adding this value to the value of the convertibility feature which is estimated using a Black-Scholes model based on assumptions including risk free interest rate, expected dividend yield, expected volatility and expected remaining life of the Kutcho Convertible Note receivable.

As the expected volatility and market interest rate are not observable inputs, the Kutcho Convertible Note receivable is classified within Level 3 of the fair value hierarchy and any changes in fair value are reflected on the Consolidated Statement of Earnings under the classification Other (Income) Expense (Note 8).

Management estimates that the market interest rate on similar borrowings without the conversion feature was approximately 15% and has used an implied volatility of 30% in valuing the convertibility feature. Holding all other variables constant, a fluctuation in interest rates of 1% would have impacted the valuation by approximately $0.6 million while a fluctuation in the implied volatility used of 5% would have impacted the valuation by approximately $0.2 million.

Minto Derivative Liability

The production payment per ounce of gold delivered to Wheaton under the Minto PMPA is to be increased over the fixed price in periods where the market price of copper is lower than $2.50 per pound. As this pricing mechanism meets the definition of a derivative, it is reflected at fair value for financial reporting purposes. At December 31, 2018 and December 31, 2017, the Company estimated the fair value of this derivative liability to be $NIL. As per Capstone’s news release dated October 11, 2018, Capstone has elected to place the Minto mine on care and maintenance.